POWER OF ATTORNEY

Know all by these presents,that each of the

undersigned hereby individually constitutes

and appoints Anabelle Perez Gray the

undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of the

undersigned a Form ID application, and any

amendments thereto to be filed with the

Securities and Exchange Commission to

obtain or update EDGAR codes for the

undersigned;

(2) execute for and on behalf of the

undersigned Forms 3, 4, and 5 and Schedules

13D or 13G, as appropriate, and any required

amendments thereto (collectively, "Reports"),

with respect to his securities ownership of

ReShape Lifesciences Inc. (the "Company") in

accordance with Section 13(d) and/or 16(a) of

the Securities and Exchange Act of 1934, as

amended, and the respective rules

promulgated thereunder;

(3) do and perform any and all acts for and

on behalf of the undersigned which may be

necessary or desirable to complete and execute

any such Report and timely file such form with

the United States Securities and Exchange

Commission and any stock exchange or similar

authority; and

(4) take any other action of any type

whatsoever in connection with the foregoing

that, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of,

or legally required by, the undersigned, it

being understood that the documents executed

by such attorney-in-fact on behalf of the

undersigned pursuant to this Power of

Attorney shall be in such form and shall

contain such terms and conditions as such

attorney-in-fact may approve in such

attorney-in-fact's discretion.

Each of the undersigned hereby individually

grants to such attorney-in-fact full power

and authority to do and perform any and every

act and thing whatsoever requisite, necessary,

or proper to be done in the exercise of any

of the rights and powers herein granted,

as fully to all intents and purposes as the

undersigned might or could do if personally

present, with full power of substitution or

revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done by

virtue of this power of attorney and the

rights and powers herein granted.  Each of the

undersigned hereby individually acknowledges

that the foregoing attorney-in-fact, in serving

in such capacity at the request of the

undersigned, are not assuming, nor is the Company

assuming, any of the undersigned's responsibilities

to comply with Section 13(d) or 16 of the

Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force

and effect until the undersigned is no longer

required to file Reports with respect to

the undersigned's holdings of and transactions in

securities issued by the Company, unless earlier

revoked by the undersigned in a signed writing

delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, each of the undersigned has

caused this Power of Attorney to be executed this

4th day of June 2018.

/s/ Arthur Cohen

/s/ Joseph Healey